UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2024

CARVANA CO.
(Exact name of registrant as specified in its charter)

Delaware		001-38073		81-4549921
(State or other jurisdiction of incorporation)		(Commission File Number)		(I.R.S. Employer Identification No.)

		300 E. Rio Salado Parkway
	Tempe	Arizona	85281
		(Address of principal executive offices, including zip code)

(602) 922-9866
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, Par Value $0.001 Per Share	CVNA	New York Stock Exchange
Preferred Stock Purchase Rights	-	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

On June 3, 2024, Carvana Co. (the “Company”) determined that the Amended and Restated Section 382 Rights Agreement (the “Tax Asset Preservation Plan”), dated as of July 18, 2023, by and between the Company and Equiniti Trust Company, LLC, as successor in interest to American Stock Transfer & Trust Company, LLC, a New York limited liability trust company, as rights agent, is no longer necessary for the preservation of material valuable Tax Attributes (as defined therein) and set a Final Expiration Date under the Tax Asset Preservation Plan of June 4, 2024. As a result, the rights under the Tax Asset Preservation Plan expired and the Tax Asset Preservation Plan terminated at the close of business on June 4, 2024.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Item 1.02 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the termination of the Tax Asset Preservation Plan, the Company filed a Certificate of Elimination with the Secretary of State of the State of Delaware on June 5, 2024, eliminating and returning to authorized but undesignated shares, its shares of Series B Preferred Stock. The Certificate of Elimination eliminated all provisions in the Certificate of Designations of Series B Preferred Stock previously filed by the Company with the Secretary of State of the State of Delaware on January 17, 2023, which had set forth the rights, powers and preferences of the Series B Preferred Stock issuable upon exercise of the rights under the Tax Asset Preservation Plan.

The foregoing is a summary of the terms of the Certificate of Elimination. The summary does not purport to be complete and is qualified in its entirety by reference to the Certificate of Elimination, a copy of which is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On June 6, 2024, management of the Company will present at the William Blair 44th Annual Growth Stock Conference. During the presentation, management will communicate the following:

•During the second quarter of 2024 through June 6, 2024, the Company repurchased and cancelled $250 million face principal amount, or approximately 24% of the then outstanding 9.0%/12.0% Cash/PIK Senior Secured Notes due 2028, for an aggregate purchase price of $259 million, equating to a weighted average purchase price of 103.4%, or a weighted average purchase price of 100.4%, inclusive of the benefit of reducing accrued PIK interest.

•During the second quarter of 2024 through June 6, 2024, the Company sold approximately 3 million shares of its Class A Common Stock under the Company’s “at-the-market offering” program at an average price of $114.85 per share, for gross proceeds of approximately $350 million.

•The Company reaffirms the second quarter outlook provided on May 1, 2024 that the Company expects a sequential increase in its year-over-year growth rate in retail units and a sequential increase in Adjusted EBITDA.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be an offer, solicitation or sale of such securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

The information furnished pursuant to Item 7.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect Carvana’s current expectations and projections with respect to, among other things, its financial condition, results of operations and future performance. These statements may be preceded by, followed by or include the words “aim,” “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “likely,” “outlook,” “plan,” “potential,” “project,” “projection,” “seek,” “can,” “could,” “may,” “should,” “would,” “will,” the negatives thereof and other words and terms of similar meaning.

Forward-looking statements include all statements that are not historical facts, including expectations regarding forecasted results and financial and operational goals. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Among these factors are risks related to: the larger automotive ecosystem, including consumer demand, global supply chain challenges, and other macroeconomic issues; our substantial indebtedness; our history of losses and ability to maintain profitability in the future; the seasonal and other fluctuations in our quarterly operating results; the highly competitive industry in which we participate; the changes in prices of new and used vehicles; and the other risks identified under the “Risk Factors” section in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

There is no assurance that any forward-looking statements will materialize. You are cautioned not to place undue reliance on forward-looking statements, which reflect expectations only as of this date. Carvana does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Elimination of Series B Preferred Stock of Carvana Co., dated June 5, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 6, 2024	CARVANA CO.

		By:	/s/ Mark Jenkins
		Name:	Mark Jenkins
		Title:	Chief Financial Officer